SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  June 14, 1996





                         LAKEVIEW FINANCIAL CORP.
            (Exact name of Registrant as specified in its Charter)




         New Jersey               0-25106           22-3334052
(State or other jurisdiction  (SEC File No.)      (IRS Employer
     of incorporation)                            Identification
                                                     Number)




989 McBride Avenue, West Paterson, New Jersey              07424
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:(201) 890-1234




                         Not Applicable
     Former name or former address, if changed since last Report)

                           LAKEVIEW FINANCIAL CORP.

                     INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events

      On June 14, 1996, the Registrant issued the press release ("Press Release") attached hereto as Exhibit 99 and incorporated herein by this reference. For further details, reference is made to the Press Release.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99 -- Press Release dated June 14, 1996.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          LAKEVIEW FINANCIAL CORP.


Date:  June 17, 1996                      By:   /s/ Kevin J. Coogan
                                                Kevin J. Coogan
                                                President and Chief
                                                  Executive Officer